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                                                                   EXHIBIT 10.10

                                CATERPILLAR INC.,
                               AS BACK-UP MANAGER



                              UCO COMPRESSION LLC,
                    BRL UNIVERSAL COMPRESSION FUNDING I, L.P
                                   AS OWNERS,


                                       AND


                          UNIVERSAL COMPRESSION, INC.,
                                   AS MANAGER







                          DATED AS OF FEBRUARY 1, 2002




ALL RIGHT, TITLE AND INTEREST IN AND TO THIS AGREEMENT ON THE PART OF UCO COMPRESSION LLC AND BRL UNIVERSAL COMPRESSION FUNDING I, L.P. HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF WELLS FARGO BANK MINNESOTA, N.A., AS INDENTURE TRUSTEE, UNDER AN INDENTURE, DATED AS OF FEBRUARY 9, 2001, FOR THE BENEFIT OF THE PERSONS REFERRED TO THEREIN.



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                          BACK-UP MANAGEMENT AGREEMENT

         THIS BACK-UP MANAGEMENT AGREEMENT, dated as of February 1, 2002 (this AGREEMENT") is entered into by and among CATERPILLAR INC., a corporation organized under the laws of the state of Delaware whose principal office is at 100 NE Adams Street, Peoria, Illinois 61629 (the "BACK-UP MANAGER" or "CATERPILLAR"), UCO COMPRESSION LLC, a limited liability company formed under the laws of the state of Delaware whose principal office is at 4440 Brittmoore Road, Houston, Texas (an "OWNER"), BRL UNIVERSAL COMPRESSION FUNDING I, L.P., a limited partnership formed under the laws of the state of Delaware whose principal office is at 2911 Turtle Creek Blvd., Suite 1240, Dallas, Texas 75219 (an "OWNER"; and collectively with UCO Compression LLC, the "OWNERS") and UNIVERSAL COMPRESSION, INC., a corporation organized under the laws of the state of Texas whose principal office is at 4440 Brittmoore Road, Houston, Texas (the "MANAGER" or "UNIVERSAL").

                                    RECITALS

         WHEREAS, the Owners are the owner of the Owner Compressors (as defined below); and

         WHEREAS, the Owners and the Manager have entered into the Management Agreement, dated as of February 9, 2001, as amended (the "MANAGEMENT AGREEMENT"), a copy of which is attached hereto as APPENDIX A, pursuant to which the Manager agreed, inter alia, to operate and lease the Owner Compressors in a manner consistent with any other UCI Compressor; and

         WHEREAS, the Back-up Manager desires to serve as a backup manager with respect to the Owner Compressors; and

         WHEREAS, each Owner desires to engage the Back-up Manager to act as backup manager with respect to the Owner Compressors; and

         NOW, THEREFORE, in consideration of the premises and mutual representations, warranties, covenants and agreements contained herein, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms used in this Agreement not otherwise defined herein shall have the meaning assigned to such terms in the Management Agreement and in the Indenture, dated as of February 9, 2001 (the "INDENTURE"), between BRL Universal Compression Funding I, L.P. (the "ISSUER") and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "INDENTURE TRUSTEE"); otherwise, terms defined herein shall have the following meanings, and the definitions of such terms shall be equally applicable to the singular and plural forms of such terms:


Back-up Management Agreement - Page 1
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         "BACK-UP MANAGER FEE" means an amount equal to the amount set forth in that separate fee letter agreement dated as of even date herewith by and among the Manager, the Back-up Manager, and the Owners, as it may be amended, modified or supplemented from time to time.

         "BACK-UP MANAGER INDEMNIFIED PARTIES" shall have the meaning set forth in SECTION 6.1 hereof.

         "BACK-UP MANAGER TERMINATION NOTICE" shall have the meaning set forth in SECTION 4.1 hereof.

         "CLAIM" shall have the meaning set forth in SECTION 6.1 hereof.

         "COMMENCEMENT DATE" shall have the meaning in SECTION 2.2 hereof.

         "DEAL AGENT" means First Union Securities, Inc. and its successors and permitted assigns.

         "INCENTIVE MANAGEMENT FEE" shall have the meaning set forth Section 1 of the Management Agreement.

         "INDEMNIFIED PARTY" shall have the meaning set forth in SECTION 6.2 hereof.

         "OPERATIONS FEE" shall have the meaning set forth in Section 1 of the Management Agreement.

         "OVERHAUL FEE" shall have the meaning set forth in Section 1 of the Management Agreement.

         "OWNER COMPRESSORS" shall have the meaning set forth in Section 1 of the Management Agreement.

         "REIMBURSABLE SERVICES" shall have the meaning set forth in Section
11.5 of the Management Agreement.

         "S&A FEE" shall have the meaning set forth in Section 1 of the Management Agreement.

         "SERVICES STANDARD" shall mean such efforts which are at a level of care, diligence and skill consistent with generally accepted industry standards and, with respect to compressor maintenance and overhaul, consistent with manufacturer's guidelines.

         "STATUS REPORT" shall have the meaning set forth in SECTION 2.2 hereof.

         "SYSTEMS DATA" shall have the meaning set forth in SECTION 2.2 hereof.

         "TRANSITION PLAN" shall have the meaning set forth in SECTION 2.2 hereof.


Back-up Management Agreement - Page 2
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         "USER LEASES" shall have the meaning set forth in Section 1 of the Head
Lessee Security Agreement dated as of February 9, 2001, between the Owners, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

                                   ARTICLE II

                         APPOINTMENT OF BACK-UP MANAGER

         SECTION 2.1 Subject to the satisfaction of the conditions precedent set forth in SECTION 2.2, each Owner hereby appoints the Back-up Manager as the initial Back-up Manager, and the Back-up Manager, in executing this Agreement, hereby accepts such appointment on the terms and conditions set forth in this Agreement. Other than the duties specifically set forth in this Agreement, the Back-up Manager shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Manager or the Owners. The Back-up Manager shall have no liability for any actions taken or omitted by the Manager or by the Owners. The duties and obligations of the Back-up Manager shall be determined solely by the express provisions of this Agreement and upon the Back-up Manager's assumption of the duties of the Manager under the Management Agreement the provisions of the Management Agreement shall apply (including, without limitation, the obligations of the Manager under the Head Lease, and Head Lessee Security Agreement); provided, however, no implied covenants or obligations shall be read into this Agreement or the Management Agreement against the Back-up Manager and provided further that the parties to the Management Agreement shall not amend the same to the extent such amendment would serve to expand the Back-up Manager's obligations or liabilities hereunder or thereunder without the prior written consent of the Back-up Manager. Upon the Back-up Manager's assumption of the duties and responsibilities of the Manager under the Management Agreement (a) the first sentence of Section 5.2(1) of the Management Agreement shall not apply; instead, the Back-up Manager shall, within ninety (90) days of its assumption of such duties, maintain and lease the Owner Compressors under User Leases using such efforts which are at a level of care, diligence and skill consistent with generally accepted industry standards and which are, at least equal to the efforts used by the Back-up Manager (or any appointed subcontractor) with respect to any other compressors owned, managed or leased by the Back-up Manager (or any appointed subcontractor), (b) all references in the Management Agreement to "Universal" or similar terms shall refer to Caterpillar (or any appointed subcontractor), and such terms shall be amended mutatis mutandis; provided, however, all obligations of the Manager to pay expenses of each Owner, the Deal Agent and each Entitled Party during a Trigger Event shall remain the obligation of Universal, (c) the Concentration Limits shall not apply to the Back-up Manager, and (d) notwithstanding the provisions of Section 9.12 of the Management Agreement, the Owners shall bear all expenses associated with the Appraisals.

         SECTION 2.2 This Agreement shall become effective on the date on which all of the following conditions precedent shall have been satisfied or waived by all of the parties hereto and the Deal Agent (the "COMMENCEMENT DATE"):

                  (a) The Back-up Manager shall have delivered its transition plan (the "TRANSITION PLAN") to the Owners, the Deal Agent, any Series Enhancer, and the Rating Agencies, which Transition Plan shall describe, in summary detail, the steps which must


Back-up Management Agreement - Page 3

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         be taken to transfer the management of the Owner Compressors from the
         Manager to the Back-up Manager. A copy of the Transition Plan is attached as APPENDIX B hereto and incorporated herein by reference for all purposes;

                  (b) The Back-up Manager and the Manager shall have agreed upon the form and substance of the systems data (including, without limitation, the maintenance schedule, the overhaul schedule, equipment location, billing, cash application, tax, UCC, and insurance information) and other information that the Back-up Manager will require in order to effectively execute the Transition Plan and assume and perform the duties of the Manager under the Management Agreement (the "SYSTEMS DATA");

                  (c) The Back-up Manager shall have reviewed the maintenance schedule and the overhaul schedule of a random sample of twenty-five
         (25) Owner Compressors and shall have verified, within its reasonable judgment, compliance with the Services Standard; and

                  (d) The Back-up Manager shall have provided a report to the Deal Agent (the "STATUS REPORT"), based on the review conducted under paragraph (c) above, reporting the status of the Owner Compressors. The Back-up Manager shall have reported any material deficiencies with respect to Manager's compliance with the Services Standard to the Manager, the Deal Agent, and any Series Enhancer.

         SECTION 2.3 As compensation for the Back-up Manager's performance hereunder, the Manager will pay to the Back-up Manager on each Payment Date the Back-up Manager Fee. Effective on the date on which the Back-up Manager shall assume the duties of the Manager under the Management Agreement, the Back-up Manager shall be entitled to receive the Management Fee as compensation for its services hereunder and thereunder (and its entitlement to receive the Back-up Management Fee shall cease at such time), such Management Fees to be paid at the times and in the amounts provided in the Management Agreement.

         SECTION 2.4 The Manager and the Back-up Manager hereby each agree to cooperate with each other, the Deal Agent, and any Series Enhancer in effecting
(a) the termination of the responsibilities and rights of the Manager under the Management Agreement, and (b) the transfer of the responsibilities and rights from the Manager to the Back-up Manager (or another Replacement Manager) under the Management Agreement, including, without limitation, the preparation, execution, and delivery of any and all documents and other instruments, the execution and delivery of assignments of financing statements, and the transfer to the Back-up Manager (or another Replacement Manager) for administration by it of all cash amounts which shall at the time be held by the Manager or thereafter received by the Manager with respect to the User Leases and the Owner Compressors. Effective on the date on which the Back-up Manager (or another Replacement Manager) shall assume the duties of the Manager pursuant to the Management Agreement, the Manager hereby agrees to transfer to Back-up Manager (or another Replacement Manager) all original leases and lease files and all Systems Data and copies of its electronic records and all other records, correspondence and documents relating to the User Leases and the Owner Compressors in the manner and at such times as the Back-up Manager (or another Replacement Manager) shall reasonably request and do any and all other acts or things necessary or appropriate to effect the purposes of termination and the


Back-up Management Agreement - Page 4
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assumption of the duties of the Manager. The Manager hereby designates the
Back-up Manager (or any other Replacement Manager) as its agent and attorney-in-fact to execute transfers of any agreements, documents or instruments which may be necessary or advisable to effect such transfer of the Manager's responsibilities and rights hereunder; provided, that all reasonable expenses relating to such actions shall be paid by the Manager.

         SECTION 2.5 Upon any termination of the Manager or appointment of the Back-up Manager (or another Replacement Manager) to assume the duties of the Manager, the Owners shall direct the Indenture Trustee to give prompt written notice thereof to each Noteholder and any Series Enhancer in the manner provided in Section 12.2 of the Management Agreement.

         SECTION 2.6 Nothing in the preceding provisions of this Agreement shall be interpreted as limiting or restricting any rights or remedies which the Owners, the Indenture Trustee, the Deal Agent any Series Enhancer, the Noteholders or any other Person would otherwise have at law or in equity on account of the breach or violation of any provision of this Agreement, or the Management Agreement, by the Manager or the Back-up Manager, including, without limitation, the right, subject to SECTION 9.17 of this Agreement, to recover full and complete damages on account thereof to the extent not inconsistent with
Section 12 of the Management Agreement, injunctive relief and specific performance.

         SECTION 2.7 Upon termination of its obligations as Manager under the Management Agreement, the Manager agrees to cooperate with the Back-up Manager in those regions where the Back-up Manager does not maintain sufficient operations to service the Owned Compressors and to, the extent reasonably necessary in order to service and maintain the Owned Compressors as required under the Management Agreement, (a) make its facilities, equipment and vehicles in those regions available on an as needed, where needed basis, (b) with the consent of the employees, provide the Back-up Manager with an employee list which will contain job titles and contact information and to make such employees available for interviews with the Back-up Manager, and (c) provide for a right of first refusal to purchase the items set forth in 2.7 (a) at their appraised values and only to the extent such right of first refusal is permitted by all agreements, in effect as of the date of this agreement, to which Universal is a party.

                                   ARTICLE III

                               GENERAL PROVISIONS

         SECTION 3.1 Within ninety (90) days following delivery of a Termination Notice to the Manager (with a copy to the Back-up Manager) in accordance with
Section 12 of the Management Agreement, the Back-up Manager shall fully assume, from and after the date of such assumption, all of the rights (including, without limitation, rights to any S&A Fee, Operations Fee, Overhaul Fee, and a charge for Reimbursable Services under the Management Agreement), responsibilities, duties, and liabilities relating thereto placed on the Manager by the terms and provisions of the Management Agreement as though it were a party thereto as the Manager, subject to both SECTION 2.1 of this Agreement and the last sentence of this SECTION 3.1. Notwithstanding anything contained in this Agreement to the contrary, the Back-up Manager shall perform its obligations under the Management Agreement in accordance with the Services


Back-up Management Agreement - Page 5
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Standard pursuant to the terms of this Agreement and the Management Agreement.
In no event shall the Back-up Manager be responsible or liable for any Claims arising out of or in connection with actions taken or not taken by the outgoing Manager, whether prior to or following the effective date of such termination.

         SECTION 3.2 Following the occurrence of a Trigger Event, the Back-up Manager agrees to perform such additional diligence and verification duties as the Deal Agent shall reasonably request that are designed to facilitate the goals of the Transition Plan. The reasonable costs and expenses of such diligence and verification shall be paid by the Manager following the Back-up Manager's presentation of an invoice therefor.

         SECTION 3.3 Annually, within ninety (90) days after the end of each calendar year, prior to delivery of a Termination Notice, the Back-up Manager and the Manager shall perform the duties and take the actions set forth below:

                  (a) The Back-up Manager shall deliver an updated Transition Plan to the Owners, the Deal Agent, any Series Enhancer, and the Rating Agencies;

                  (b) The Back-up Manager and the Manager shall agree upon modifications, if any, to the Systems Data;

                  (c) The Back-up Manager shall review the maintenance schedule and the overhaul schedule of a random sample of twenty-five (25) Owner Compressors to ensure compliance with the Services Standard. The Back-up Manager shall notify the Deal Agent, the Indenture Trustee, any Series Enhancer, and the Manager in writing of any material discrepancies between the scheduled maintenance and scheduled overhauls and the actual maintenance and actual overhauls of the Owner Compressors;

                  (d) If the Manager disagrees with the Back-up Manager's assessments provided under paragraph (c) above or if the Manager has not resolved any material discrepancies between the scheduled maintenance and overhauls and the actual maintenance and overhauls of the Owner Compressors, the Back-up Manager agrees to (i) confer with the Manager to resolve such disagreements and/or discrepancies on or prior to the next succeeding Determination Date, and (ii) notify the Deal Agent, the Indenture Trustee, and any Series Enhancer of the resolution or non-resolution thereof. The Manager hereby agrees to cooperate, at its own expense, with the Back-up Manager in reconciling any material discrepancies identified by the Back-up Manager pursuant to paragraph (c) above. If such material discrepancy is not resolved, the Back-up Manager shall promptly notify the Indenture Trustee and any Series Enhancer of such non-resolution. Following such non-resolution, the Manager shall deliver to the Deal Agent, the Rating Agencies, any Series Enhancer, the Back-up Manager, and the Indenture Trustee no later than the next succeeding Payment Date a certificate describing the nature and cause of such material discrepancies; and

                  (e) The Back-up Manager will make a site visit to the offices of the Manager once each year for the purpose of reviewing the operations of the Manager. Such inspections shall be made upon the giving of reasonable advance notice and will be



Back-up Management Agreement - Page 6
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         conducted during normal business hours and the reasonable out-of-pocket expenses of the Back-up Manager incurred in connection with such visit shall be paid by the Manager.

                                   ARTICLE IV

                                      TERM

         SECTION 4.1 This Agreement shall come into force on the Commencement Date and shall continue in force with respect to all Owner Compressors until the earliest to occur of (a) the destruction, loss, sale, or other disposition of all Owner Compressors in accordance with the terms of the Related Documents, (b) the date on which the Indenture is discharged in accordance with its terms, and
(c) the date on which the Indenture Trustee (acting at the direction of the Requisite Global Majority), the Deal Agent, or the Manager (with the prior written consent of the Requisite Global Majority and the Deal Agent), with the prior written consent of any Series Enhancer, terminates all rights and obligations of the Back-up Manager hereunder by delivery to the Back-up Manager of a notice of termination (the "BACK-UP MANAGER TERMINATION NOTICE") executed by the Indenture Trustee.

         SECTION 4.2 If a Back-up Manager Termination Notice is received by the Back-up Manager while it is performing its duties hereunder, the Back-up Manager agrees to cooperate with the Deal Agent, the Owners, the Indenture Trustee, any Series Enhancer, the Replacement Manager or the successor Back-up Manager in effecting the termination of the Back-up Manager's responsibilities and rights hereunder, including, without limitation, the transfer to the Replacement Manager or the successor Back-up Manager of all data then in the possession of the Back-up Manager.

         SECTION 4.3 The Back-up Manager shall not resign from the obligations and duties hereby imposed on it as Back-up Manager except (a) with the prior written consent of the Deal Agent, the Requisite Global Majority, and any Series Enhancer, or (b) upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Back-up Manager shall be evidenced by an opinion of counsel to the Back-up Manager to such effect delivered to the Deal Agent, the Indenture Trustee, any Series Enhancer and to the Rating Agencies. Upon the Back-up Manager's resignation or termination pursuant to SECTIONS 4.1 OR 4.3 hereof, the Back-up Manager shall comply with the provisions of this Agreement until the acceptance of appointment and commencement of the Back-up Manager's duties by a successor Back-up Manager. Any such successor Back-up Manager shall be appointed by the Deal Agent and the Requisite Global Majority subject to the prior written consent of any Series Enhancer.

                                    ARTICLE V

                                NO FORCE MAJEURE

         The obligations of the Owners, Manager, and Back-up Manager under this Agreement are unconditional and shall not be subject to suspension, delay or interruption on account of the occurrence of any event, whether or not such event is beyond its control.


Back-up Management Agreement - Page 7
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                                   ARTICLE VI

                                 INDEMNIFICATION

         SECTION 6.1 Each Owner and the Manager agree to, and hereby do, severally defend, indemnify, and hold harmless the Back-up Manager, its successors and assigns, and its and their respective officers, directors, employees, and agents (each of the foregoing, a "BACK-UP MANAGER INDEMNIFIED PARTY") from and against any and all claims, actions, damages, losses, liabilities, costs and expenses (including reasonable legal fees) (each a "Claim") incurred by or asserted against such Back-up Manager Indemnified Party to the extent resulting or arising from (a) an action or inaction by the Owner or Manager that is contrary to the terms of any Related Document, (b) a breach by the Owner or Manager of its representations and covenants set forth in any Related Document which has a material adverse effect, or (c) any information certified in any schedule or report delivered by the Owner or Manager, being untrue in any material respect as of the date of such certification, except for Claims which arise out of a Back-up Manager Indemnified Party's willful misconduct, gross negligence, or failure to comply with or perform its obligations under this Agreement or the Management Agreement, provided that the foregoing indemnity shall in no way be deemed to impose on the Owner or the Manager any obligation to reimburse a Back-up Manager Indemnified Party for losses to the extent arising from the failure of the related obligor on a User Lease to make rental and other lease-related payments. For the sake of clarity, the Owners shall not be responsible for any Claims against the Manager. The Back-up Manager subordinates its claims under this SECTION 6.1 to all Claims which have priority in payment under the Head Lease, and further agrees that any such Claims shall (a) be nonrecourse to the Owner, (b) only be payable at the times and in the amounts for which funds are available for such purpose pursuant to the Head Lease, and (c) not constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against the Owner.

         SECTION 6.2 The Back-up Manager agrees to, and hereby does, defend, indemnify, and hold harmless the Owners, the initial Manager, the Indenture Trustee, any Series Enhancer, the Deal Agent, the Noteholders, and its and their respective officers, directors, employees and agents (each of the foregoing, an "INDEMNIFIED PARTY") from and against any and all Claims incurred by or asserted against such Indemnified Party to the extent resulting or arising from (a) an action or inaction by the Back-up Manager that is contrary to the terms of this Agreement or the Management Agreement, (b) a breach by the Back-up Manager of its representations and covenants set forth in this Agreement which has a material adverse effect, or (c) any information certified in any schedule or report delivered by the Back-up Manager, being untrue in any material respect as of the date of such certification, except for Claims which arise out of an Indemnified Party's willful misconduct, gross negligence, or failure to comply with or perform its obligations under any Related Document, provided that the foregoing indemnity shall in no way be deemed to impose on the Back-up Manager any obligation to reimburse an Indemnified Party for losses arising solely from the financial inability of the related obligor on a User Lease to make rental and other lease-related payments.

         SECTION 6.3 The rights and obligations of the Back-up Manager Indemnified Parties and the Indemnified Parties under this SECTION 6 shall survive the resignation or removal of the Back-up Manager and the termination of this Agreement.


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                                   ARTICLE VII

                      NO BANKRUPTCY PETITION AGAINST OWNERS

         The Back-up Manager will not, prior to the date that is one (1) year and one (1) day after the payment in full of all Outstanding Obligations under the Head Lease, the Indenture and all Supplements, institute against any Owner, or join any other Person in instituting against any Owner, an Insolvency Proceeding. This SECTION 7 shall survive the resignation of the Back-up Manager and the termination of this Agreement.

                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

         SECTION 8.1 The Back-up Manager represents and warrants to the Manager, the Indenture Trustee, the Deal Agent, each Series Enhancer, the Manager, and each Owner that:

                  (a) The Back-up Manager is a corporation duly organized, validly existing and in good standing under the laws of Delaware;

                  (b) The Back-up Manager has the requisite power and authority to enter into and perform its obligations under this Agreement, and all requisite corporate authorizations have been given for it to enter into this Agreement and to perform all the matters envisaged hereby. Upon due execution and delivery hereof this Agreement will constitute the valid, legally binding, and enforceable obligation of the Back-up Manager, subject to bankruptcy, insolvency, moratorium, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                  (c) The Back-up Manager has not breached its certificate of incorporation or by-laws or any other agreement to which it is a party or by which it is bound in the course of conduct of its business and corporate affairs or any applicable laws and regulations in such manner as would in any such case have a materially adverse effect on its ability to perform its obligations under this Agreement.

         SECTION 8.2 Each Owner represents and warrants, as to itself, to the Manager, the Indenture Trustee, the Deal Agent, each Series Enhancer, and the Back-up Manager that:

                  (a) UCO Compression, LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware;

                  (b) BRL Universal Compression Funding I, L.P. is a limited partnership duly formed and validly existing under the laws of the State of Delaware;

                  (c) Each of the Owners has the requisite power and authority to enter into and perform its obligations under this Agreement, and all requisite authorizations have been given for it to enter into this Agreement and to perform all the matters envisaged hereby. Upon due execution and delivery hereof, this Agreement will constitute the valid, legally binding and enforceable obligation of the Owners, subject to bankruptcy, insolvency,


Back-up Management Agreement - Page 9
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         moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                  (d) Neither Owner has breached its organizational documents or any other agreement to which it is a party or by which it is bound in the course of conduct of its business and affairs or any applicable laws and regulations in such manner as would in any such case have a materially adverse effect on its ability to perform its obligations under this Agreement.

         SECTION 8.3 The Manager represents and warrants to the Indenture Trustee, the Deal Agent, each Series Enhancer, the Back-up Manager, and each Owner that:

                  (a) The Manager is a corporation duly organized, validly existing and in good standing under the laws of Texas;

                  (b) The Manager has the requisite power and authority to enter into and perform its obligations under this Agreement, and all requisite corporate authorizations have been given for it to enter into this Agreement and to perform all the matters envisaged hereby. Upon due execution and delivery hereof this Agreement will constitute the valid, legally binding and enforceable obligation of the Manager, subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                  (c) The Manager has not breached its certificate of incorporation or by-laws or any other agreement to which it is a party or by which it is bound in the course of conduct of its business and corporate affairs or any applicable laws and regulations in such manner as would in any such case have a materially adverse effect on its ability to perform its obligations under this Agreement.

                                   ARTICLE IX

                                     GENERAL

         SECTION 9.1 All notices, demands, or requests given pursuant to this Agreement shall be in writing and sent by (a) internationally-recognized overnight courier service, (b) telecopy or email, or (c) hand delivery to the following addresses:

         To Manager:              Universal Compression, Inc
                                  4440 Brittmoore Road
                                  Houston, Texas 77042

         To Owners:               BRL Universal Compression Funding I, L.P
                                  c/o BRL Universal Compression Management, Inc.
                                  2911 Turtle Creek Blvd., Suite 1240
                                  Dallas, Texas 75219

                                  UCO Compression LLC
                                  4440 Brittmoore Road
                                  Houston, Texas 77042


Back-up Management Agreement - Page 10
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         To Back-up Manager:        Caterpillar Inc.
                                    100 NE Adams Street
                                    Peoria, Illinois 61629

         To the Indenture Trustee:  Wells Fargo Bank Minnesota, N.A.
                                    MAC N9311-161
                                    Sixth Street and Marquette Avenue
                                    Minneapolis, MN 55479
                                    Attn: Corporate Trust Services -Asset-
                                           Backed Administration

         To the Deal Agent:         First Union Securities, Inc
                                    301 S. College St., TW-9
                                    Charlotte, North Carolina
                                    Attention: Manoj Kumar

         To any Series Enhancer:    At its address as set forth in the related
                                    Enhancement Agreement.

         To the Rating Agencies:    At the addresses set forth in the Indenture
                                    or any Supplement issued pursuant thereto

Notice shall be effective and deemed received (a) two (2) days after being delivered to the courier service, if sent by courier, (b) upon receipt of confirmation of transmission, if sent by telecopy or email, or (c) when delivered, if delivered by hand.

         SECTION 9.2 If any proceeding is brought for enforcement of this Agreement or because of an alleged dispute, breach, or default in connection with any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to other relief to which it may be entitled, reasonable attorney fees and other reasonable costs incurred in connection therewith.

         SECTION 9.3 The Back-up Manager, the Owners, and the Manager shall each perform such further acts and execute such further documents as may be necessary to implement the intent of, and consummate the transactions contemplated by, this Agreement.

         SECTION 9.4 If any term or provision of this Agreement or the performance thereof shall to any extent be or become invalid or unenforceable, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall continue to be valid and enforceable to the fullest extent permitted by law.


Back-up Management Agreement - Page 11

         SECTION 9.5

                  (a) This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the Owners, the Manager, and the Back-up Manager, and their respective successors in interest or permitted assigns; provided, however, that: (i) this Agreement and the rights and duties of the Back-up Manager hereunder may not be assigned by the Back-up Manager to any other Person, other than to an Affiliate of the Back-up Manager, without the prior written consent of the Owners, the Indenture Trustee, the Deal Agent, and each Series Enhancer, and (ii) the Owners may charge, assign, pledge, or hypothecate their rights (but not their obligations) under this Agreement as provided herein. The Back-up Manager hereby acknowledges that the Owners shall assign all of its right, title, and interest under this Agreement to the Indenture Trustee, and that the Deal Agent and each Series Enhancer will be a beneficiary of such assignment. The Back-up Manager hereby consents to such assignment. The Back-up Manager shall give the Rating Agencies prior written notice of any assignment effected pursuant to this SECTION 9.5.

                  (b) Any Person (i) into which the Back-up Manager may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Back-up Manager shall be a party, or (iii) which may succeed to the properties and assets of the Back-up Manager substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Back-up Manager hereunder, shall be the successor to the Back-up Manager under this Agreement without further act on the part of any of the parties to this Agreement. In the event that the resulting entity is not acceptable to the Deal Agent or any Series Enhancer in its sole discretion, the Back-up Manager, upon the written request of the Deal Agent or any Series Enhancer, shall resign from its obligations and duties under this Agreement. Such resignation shall not become effective until a successor Back-up Manager, appointed by the Deal Agent and the Global Requisite Majority with the prior written consent of any Series Enhancer, has accepted such appointment.

                  (c) Notwithstanding any provision of this SECTION 9, the Back-up Manager may subcontract its duties under this Agreement or the Management Agreement to any third party, with the prior written consent of the Indenture Trustee, any Series Enhancer, and the Deal Agent; provided that the Back-up Manager shall remain responsible notwithstanding such subcontractor.

         SECTION 9.6 Waiver of any term or condition of this Agreement (including any extension of time required for performance) shall be effective only if in writing and shall not be construed as a waiver of any subsequent breach or waiver of the same term or condition or a waiver of any other term or condition of this Agreement. No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver hereof.

         SECTION 9.7 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 9.8 This Agreement and the appendices attached hereto represent the entire agreement between the parties with respect to the subject matter hereof and may not be amended or modified except by an instrument in writing signed by the parties hereto and approved by the Requisite Global Majority, the Deal Agent, and each Series Enhancer. The



Back-up Management Agreement - Page 12

Back-up Manager shall send prior notice of any amendment or modification to the Rating Agencies.

         SECTION 9.9 This Agreement may be signed in counterparts each of which shall constitute an original instrument, but all of which together shall constitute but one and the same instrument.

         SECTION 9.10 Any signature required with respect to this Agreement may be provided via facsimile.

         SECTION 9.11 This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, without regard to the State of New York's conflicts of law principles, applicable to agreements made and to be performed therein and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

         SECTION 9.12 ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE BACK-UP MANAGER, THE MANAGER OR THE OWNERS ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, STATE OF NEW YORK AND THE MANAGER, THE BACK-UP MANAGER, AND THE OWNERS EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AGREEMENT, EACH OF THE PARTIES HERETO EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING EACH OF THE PARTIES HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM HAVING AN ADDRESS AT 1633 BROADWAY, NEW YORK, NEW YORK, ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICE OF LEGAL PROCESS AND EACH OF THE PARTIES HERETO EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. EACH OF THE PARTIES HERETO SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS AGREEMENT, THE HEAD LEASE, AND THE INDENTURE SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, EACH OF THE PARTIES HERETO AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE INDENTURE TRUSTEE AND SERIES ENHANCER AND SHALL PROMPTLY DELIVER TO THE INDENTURE TRUSTEE EVIDENCE IN WRITING OF SUCH OTHER AGENT'S ACCEPTANCE OF SUCH APPOINTMENT.

         SECTION 9.13 EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY



Back-up Management Agreement - Page 13

COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

         SECTION 9.14 To the extent that any party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal actions, suits or proceedings, from set-off or counterclaim, from the jurisdiction or judgment of any competent court, from service of process, from execution of a judgment, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, such party, for itself and its successors and assigns and its property, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities, or any other matter under or arising out of or in connection with this Agreement, the other Related Documents or the subject matter hereof or thereof, subject, in each case, to the provisions of the Related Documents and mandatory requirements of applicable law.

         SECTION 9.15 This is a financing transaction in accordance with which the specification of US Dollars is of the essence, and US Dollars shall be the currency of account in the case of all obligations under the Related Documents. The payment obligations of the Owners, Manager, Back-up Manager, Indenture Trustee, and any Series Enhancer under the Related Documents shall not be discharged by an amount paid in a currency, or in a place other than that specified with respect to such obligations, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to US Dollars and transfer to the specified place of payment under normal banking procedures does not yield the amount of US Dollars, in such place, due under the governing Related Documents. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of US Dollars in the specified place of payment, the obligee of such payment shall have a separate cause of action against the party making the same for the additional amount necessary to yield the amount due and owing under such Related Documents. If, for the purpose of obtaining a judgment in any court with respect to any obligation of a party under any of the Related Documents or any of the agreements contemplated thereby, it shall be necessary to convert to any other currency any amount in US Dollars due thereunder and a change shall occur between the rate of exchange applied in making such conversion and the rate of exchange prevailing on the date of payment of such judgment, the respective judgment debtor agrees to pay such additional amounts (if any) as may be necessary to insure that the amount paid on the date of payment is the amount in such other currency which, when converted into US Dollars and transferred to New York, New York, in accordance with normal banking procedures will result in the amount then due under the respective Related Document in US Dollars. Any amount due from the respective judgment debtor shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other sum due under or in respect of any Related Document. In no event, however, shall the respective judgment debtor be required to pay a larger amount in such other currency, at the rate of exchange in effect on the date of payment than the amount of US Dollars stated to be due under the respective Related Document, so that in any event the obligations of the respective judgment debtor under the Related Document will be effectively maintained as US Dollar obligations.



Back-up Management Agreement - Page 14

         SECTION 9.16 The Back-up Manager and Manager hereby irrevocably and unconditionally waive all right of set-off that they may have under contract (including this Agreement), applicable law, or otherwise with respect to any funds or monies of the Owners, at any time held by or in the possession of the Back-up Manager.

         SECTION 9.17 THE BACK-UP MANAGER SHALL NOT UNDER ANY CIRCUMSTANCES BE LIABLE TO THE OWNERS, THE MANAGER, AND/OR TO ANY OTHER PARTY CLAIMING RIGHTS UNDER THIS AGREEMENT AND/OR THE MANAGEMENT AGREEMENT FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT THE BACK-UP MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         SECTION 9.18 Each of the Indenture Trustee, the Deal Agent, and any Series Enhancer shall be third party beneficiaries of this Agreement and shall be entitled to enforce its rights hereunder as though it were a party thereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      UNIVERSAL COMPRESSION, INC


                                      By:      /s/ Ernie Danner
                                         ---------------------------------------
                                               Ernie Danner,
                                               Executive Vice President



                                      UCO COMPRESSION, LLC


                                      By:      /s/ Ernie Danner
                                         ---------------------------------------
                                               Ernie Danner,
                                               Executive Vice President



Back-up Management Agreement - Page 15

                                      BRL UNIVERSAL COMPRESSION FUNDING I, L.P

                                      By:      BRL UNIVERSAL COMPRESSION
                                               FUNDING MANAGEMENT, INC, its
                                               General Partner



                                               By:      /s/ Gregory C. Greene
                                                  ------------------------------
                                                        Gregory C. Greene,
                                                        President


                                      CATERPILLAR INC.



                                      By:      /s/ James J. Parker
                                         ---------------------------------------
                                               James J. Parker,
                                               Vice President



Back-up Management Agreement - Page 16

The undersigned accepts the Back-up Manager as an Eligible Back-up Manager.


                                     VARIABLE FUNDING CAPITAL
                                     CORPORATION

                                          By:   First Union Securities, Inc., as
                                                attorney-in-fact



                                                By:    /s/ Manoj Kumar
                                                   -----------------------------
                                                       Manoj Kumar,
                                                       Vice President



Back-up Management Agreement - Page 17

The undersigned, representing the Requisite Global Majority, hereby accepts the Back-up Manager as an Eligible Back-up Manager.


                               VARIABLE FUNDING CAPITAL CORPORATION

                               By: First Union Securities, Inc., as attorney-in-
                                   fact


                                   By:      /s/ Manoj Kumar
                                      ------------------------------------------
                                            Manoj Kumar,
                                            Vice President



Back-up Management Agreement - Appendix B